EXHIBIT 99


                         FORM 3 JOINT FILER INFORMATION



NAME: Charles Sirois
ADDRESS: 1250 Rene-Levesque Blvd. West, 38th Floor, Montreal, QC, H3B 4W8 DESIGNATED FILER: Charles Sirois
ISSUER & TICKER SYMBOL: TLEO
DATE OF EVENT REQUIRING STATEMENT: 07/01/2005
SIGNATURE: /s/ Michel Cordeau
           -----------------------
           By: Michel Cordeau
           Authorized Signer

NAME: Telesystem Special Fund I L.P.
ADDRESS: 1250 Rene-Levesque Blvd. West, 38th Floor, Montreal, QC, H3B 4W8 DESIGNATED FILER: Charles Sirois
ISSUER & TICKER SYMBOL: TLEO
DATE OF EVENT REQUIRING STATEMENT: 07/01/2005
SIGNATURE: /s/ Michel Cordeau
           -----------------------
           By: Michel Cordeau
           Authorized Signer

NAME: Telesystem Software Ventures Limited Partnership
ADDRESS: 1250 Rene-Levesque Blvd. West, 38th Floor, Montreal, QC, H3B 4W8 DESIGNATED FILER: Charles Sirois
ISSUER & TICKER SYMBOL: TLEO
DATE OF EVENT REQUIRING STATEMENT: 07/01/2005
SIGNATURE: /s/ Michel Cordeau
           -----------------------
           By: Michel Cordeau
           Authorized Signer

NAME: Telsoft Ventures Inc.
ADDRESS: 1250 Rene-Levesque Blvd. West, 38th Floor, Montreal, QC, H3B 4W8 DESIGNATED FILER: Charles Sirois
ISSUER & TICKER SYMBOL: TLEO
DATE OF EVENT REQUIRING STATEMENT: 07/01/2005
SIGNATURE: /s/ Michel Cordeau
           -----------------------
           By: Michel Cordeau
           Authorized Signer

NAME: Telesystem Investments Inc.
ADDRESS: 1250 Rene-Levesque Blvd. West, 38th Floor, Montreal, QC, H3B 4W8 DESIGNATED FILER: Charles Sirois
ISSUER & TICKER SYMBOL: TLEO

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DATE OF EVENT REQUIRING STATEMENT: 07/01/2005
SIGNATURE: /s/ Michel Cordeau
           -----------------------
           By: Michel Cordeau
           Authorized Signer

NAME: Telemex Inc.
ADDRESS: 1250 Rene-Levesque Blvd. West, 38th Floor, Montreal, QC, H3B 4W8 DESIGNATED FILER: Charles Sirois
ISSUER & TICKER SYMBOL: TLEO
DATE OF EVENT REQUIRING STATEMENT: 07/01/2005
SIGNATURE: /s/ Michel Cordeau
           -----------------------
           By: Michel Cordeau
           Authorized Signer

NAME: Placements Charles Sirois Inc.
ADDRESS: 1250 Rene-Levesque Blvd. West, 38th Floor, Montreal, QC, H3B 4W8 DESIGNATED FILER: Charles Sirois
ISSUER & TICKER SYMBOL: TLEO
DATE OF EVENT REQUIRING STATEMENT: 07/01/2005
SIGNATURE: /s/ Michel Cordeau
           -----------------------
           By: Michel Cordeau
           Authorized Signer

NAME: Gestion Charles Sirois Inc.
ADDRESS: 1250 Rene-Levesque Blvd. West, 38th Floor, Montreal, QC, H3B 4W8 DESIGNATED FILER: Charles Sirois
ISSUER & TICKER SYMBOL: TLEO
DATE OF EVENT REQUIRING STATEMENT: 07/01/2005
SIGNATURE: /s/ Michel Cordeau
           -----------------------
           By: Michel Cordeau
           Authorized Signer

NAME: Telesystem Ltd.
ADDRESS: 1250 Rene-Levesque Blvd. West, 38th Floor, Montreal, QC, H3B 4W8 DESIGNATED FILER: Charles Sirois
ISSUER & TICKER SYMBOL: TLEO
DATE OF EVENT REQUIRING STATEMENT: 07/01/2005
SIGNATURE: /s/ Michel Cordeau
           -----------------------
           By: Michel Cordeau
           Authorized Signer